SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 2005
                                                        -----------------



                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                       1-14788                94-6181186
-----------------------------     ---------------------     --------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------

                                      N/A
                                    ---------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry Into a Material Definitive Agreement

        On February 4, 2005, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Capital Trust, Inc. (the "Company") granted discretionary bonuses to Stephen D. Plavin, chief operating officer of the Company, and Brian H. Oswald, chief financial officer of the Company, of $750,000 and $250,000, respectively. In addition, the Compensation Committee approved discretionary awards of restricted shares and performance units to both Mr. Plavin and Mr. Oswald of 13,850 and 3,078 shares, respectively, pursuant to the Company's amended and restated 2004 long-term incentive plan (the "Plan"). The restricted shares and performance units awarded by the Compensation Committee were granted on February 4, 2005 (the "Grant Date") and will vest as follows: 50% of the shares subject to the award are restricted shares that will vest, subject to acceleration and treatment upon termination of employment as provided in the Plan, one-third on each of the three annual anniversary dates of the Grant Date and 50% of the shares subject to the award are issued as performance units payable in shares that will vest, subject to acceleration as provided for in the Plan, 100% on February 3, 2009 provided that the Company's total shareholder return (dividends plus stock price appreciation), calculated in accordance with the individual award agreements, equals or exceeds a specified percentage for the specified period and that termination of employment or service with the Company and its affiliates does not occur prior to February 3, 2009. The restricted shares and performance units awards are subject to the terms of the Plan and the individual award agreements. A form of award agreement granting restricted shares and performance units is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

        The Compensation Committee also approved a base salary increase for Mr. Plavin. Mr. Plavin's base salary will be $450,000 per annum effective February 1, 2005, representing an increase of 20% over his base salary for 2004.


Item 9.01      Financial Statements and Exhibits

        (c) Exhibits


        Exhibit Number    Description

        99.1 Form of Award Agreement granting Restricted Shares and Performance Units

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            CAPITAL TRUST, INC.


                                            By:      /s/ John R. Klopp
                                               -----------------------
                                               Name:   John R. Klopp
                                               Title:  Chief Executive Officer



Date: February 10, 2005

                                  Exhibit Index


        Exhibit Number    Description
        --------------    -----------

             99.1 Form of Award Agreement granting Restricted Shares and Performance Units